UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2007

Varian, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-25393

(Commission File Number)

77-0501995

(IRS Employer Identification No.)

3120 Hansen Way, Palo Alto, California	94304-1030
(Address of principal executive offices)	(Zip Code)

(650) 213-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(1)	Approval of Form of Performance Share Agreements

On November 8, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Varian, Inc. (the “Company”), which administers the Company’s Omnibus Stock Plan (the “OSP”), approved a form of Performance Share Agreement for use under the OSP. A copy of that form of Performance Share Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K (which Exhibit is incorporated herein by reference).

General Terms. The Performance Share Agreement provides for the grant of a target number of performance shares that will be paid out in shares of Company common stock once the applicable performance and vesting criteria have been met. The number of performance shares in which the recipient may vest will depend upon certain performance criteria. Upon payout of the shares, the recipient must pay a purchase price per share equal to the par value of Company common stock ($0.01), payable through the recipient’s past services rendered to the Company. The Company will withhold a portion of the shares subject to the grant to cover applicable tax withholdings, unless the Company requires or otherwise permits the recipient to make alternate arrangements satisfactory to the Company.

Vesting. The performance shares in which the recipient will be entitled to vest will depend upon achievement of performance goals and/or other vesting criteria established by the Committee. Generally, performance shares that have not vested by the time of a recipient’s termination of service with the Company will be forfeited. However, the Performance Share Agreement provides that, in the event of the recipient’s death, Disability (as such term is defined in the OSP) or Retirement (as such term is defined in Performance Share Agreement) while he or she is an employee, the recipient will be entitled to vest on the applicable vesting date set forth in the Performance Share Agreement in a certain number of the earned performance shares (determined in accordance with the terms and conditions of the Performance Share Agreement following the end of the applicable performance period) depending on the date of the recipient’s death, Disability or Retirement.

Stockholder Rights. A performance share award recipient generally will not have any of the rights of a Company stockholder, including voting rights and the right to receive dividends and distributions, until after actual shares of Company common stock are issued in respect of the performance share award, which is subject to the prior satisfaction of the performance and vesting criteria relating to such performance share grants.

This description of the form of Performance Share Agreement is fully qualified by reference to that Agreement as attached to this Current Report on Form 8-K as Exhibit 10.1.

(2)	Approval of Targeted Performance Share Awards for Fiscal Years 2008-2010 Performance Period

On November 8, 2007, the Committee approved performance share grants under the OSP to the Company’s principal executive officer, principal financial officer and other named executive officers (the “Named Executive Officers”), which grants were made on November 8, 2007. The performance period for these grants will be fiscal years 2008 through 2010 and will be measured on the basis of Earnings Per Share (“EPS”).

EPS will be calculated as defined in the OSP and applicable Performance Share Agreement, except that it will be calculated excluding (1) any share-based compensation expense, (2) any acquisition-related intangible amortization, (3) any acquisition-related inventory write-up amortization, (4) any restructuring and other related costs, and (5) any other adjustment that the Company makes to the GAAP diluted earnings per share amount set forth in its press release reporting its quarterly financial results and for which the Company provides publicly-disclosed reconciliations in accordance with Regulation G issued by the Securities and Exchange Commission. In addition, EPS will be appropriately adjusted by the Committee for the expected effects of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-share combination or other change in the corporate structure of the Company affecting its outstanding shares of common stock during the fiscal years 2008-2010 performance period.

Set forth below are the targeted and maximum number of performance shares that each Named Executive Officer would receive if the targeted and maximum performance, respectively, is achieved. However, the number of performance shares in which each Named Executive Officer may vest (subject to the terms and conditions of the applicable Performance Share Agreement) ranges from 30% to 200% of the target number of performance shares, provided that the Minimum EPS Target is achieved.

	Target	Maximum
Garry W. Rogerson President and Chief Executive Officer	15,000	30,000
G. Edward McClammy Senior Vice President, Chief Financial Officer and Treasurer	5,000	10,000
Martin O’Donoghue Senior Vice President, Scientific Instruments	5,000	10,000
Sergio Piras Senior Vice President, Vacuum Technologies	4,000	8,000
A. W. Homan Senior Vice President, General Counsel and Secretary	5,000	10,000

The performance shares earned based on the Company’s achievement of the EPS target, if any, will vest on the date the Committee determines the EPS achieved, provided that such determination will be made within the seventy-five (75) day period immediately following the performance period and subject to the terms and conditions of the Performance Share Agreement.

In the event a Named Executive Officer terminates employment during the first year of the performance period due to death, Disability (as such term is defined in the OSP) or Retirement (as such term is defined in Performance Share Agreement), he or she will be entitled to vest on the applicable vesting date set forth in the Performance Share Agreement in a pro-rated portion of the earned performance shares (determined in accordance with the terms and conditions of the Performance Share Agreement following the end of the applicable performance period). In the event the Named Executive Officer terminates employment after the first year of the performance period due to death, Disability or Retirement, he or she will be entitled to vest on the applicable vesting date set forth in the Performance Share Agreement in 100% of the earned performance shares (determined in accordance with the terms and conditions of the Performance Share Agreement following the end of the applicable performance period).

(3)	Approval of New Form of Restricted Stock Agreement

On November 8, 2007, the Committee, which administers the OSP, approved a new form of Restricted Stock Agreement for use under the OSP. A copy of that form of Restricted Stock Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K (which Exhibit is incorporated herein by reference).

General Terms. The Restricted Stock Agreement provides for the grant of shares of Company common stock subject to a vesting schedule. The recipient must pay a purchase price per share equal to the par value of the Company common stock ($0.01), which will be deemed paid through the recipient’s services rendered to the Company. The Company will withhold a portion of the shares subject to the grant to cover applicable tax withholdings, unless the Company requires or otherwise permits the recipient to make alternate arrangements satisfactory to the Company.

Vesting. Shares of restricted stock will be held in escrow until vesting. Generally, shares of restricted stock that have not vested by the time of a recipient’s termination of service with the Company will be forfeited. However, the Restricted Stock Agreement provides that, in the event of the recipient’s death, Disability (as such term is defined in the OSP) or Retirement (as such term is defined in the Restricted Stock Agreement) while he or she is an employee, the recipient will be entitled to vest on the date of termination in a certain number of the shares of restricted stock (determined in accordance with the terms and conditions of the Restricted Stock Agreement) depending on the date of the recipient’s death, Disability or Retirement.

Stockholder Rights. A recipient of shares of restricted stock generally will have the rights of a Company stockholder, including voting rights and the right to receive dividends and distributions, with respect to the shares upon their issuance, recordation and delivery to the recipient or escrow agent.

This description of the form of Restricted Stock Agreement is fully qualified by reference to that Agreement as attached to this Current Report on Form 8-K as Exhibit 10.2.

(4)	Approval of Restricted Stock Grants

On November 8, 2007, the Committee approved the following restricted stock grants under the OSP to be made to the Company’s Named Executive Officers on December 7, 2007, subject to each Named Executive Officer’s continued employment through such date:

Shares
Garry W. Rogerson President and Chief Executive Officer	15,000
G. Edward McClammy Senior Vice President, Chief Financial Officer and Treasurer	5,000
Martin O’Donoghue Senior Vice President, Scientific Instruments	5,000
Sergio Piras Senior Vice President, Vacuum Technologies	4,000
A. W. Homan Senior Vice President, General Counsel and Secretary	5,000

These grants will be made subject to the terms of the form of Restricted Stock Agreement approved by the Committee at the same meeting (a form of which is attached to this Current Report on Form 8-K as Exhibit 10.2).

(5)	Approval of New Form of Nonqualified Stock Option Agreement

On November 8, 2007, the Committee, which administers the OSP, approved a new form of Nonqualified Stock Option Agreement for use under the OSP. A copy of that form of Nonqualified Stock Option Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K (which Exhibit is incorporated herein by reference).

General Terms. The Nonqualified Stock Option Agreement provides for the grant of a right to purchase a number of shares of Company common stock subject to a vesting schedule. The recipient must pay a purchase price equal to or greater than 100% of the fair market value (as defined in the OSP) of Company common stock on the date the option is granted.

Vesting. Shares subject to a stock option vest as determined by the Committee and generally require the recipient to remain continuously employed by the Company (or an affiliate of the Company) through each applicable vesting date. However, the Nonqualified Stock Option Agreement provides that, in the event of the recipient’s death, Disability (as such term is defined in the OSP) or Retirement (as such term is defined in the Nonqualified Stock Option Agreement) while he or she is an employee, the recipient will be entitled to vest on the date of termination in a certain portion of the stock option (determined in accordance with the terms and conditions of the Nonqualified Stock Option Agreement) depending on the date of the recipient’s death, Disability or Retirement.

Stockholder Rights. A recipient of a stock option generally will not have the rights of a Company stockholder, including voting rights and the right to receive dividends and distributions, until shares of Company common stock are issued on the exercise of the stock option.

This description of the form of Nonqualified Stock Option Agreement is fully qualified by reference to that Agreement as attached to this Current Report on Form 8-K as Exhibit 10.3.

(6)	Approval of Stock Option Grants

On November 8, 2007, the Committee approved the following nonqualified stock option grants under the OSP to be made to the Company’s Named Executive Officers on December 7, 2007, subject to each Named Executive Officer’s continued employment through such date:

Shares
Garry W. Rogerson President and Chief Executive Officer	45,000
G. Edward McClammy Senior Vice President, Chief Financial Officer and Treasurer	16,000
Martin O’Donoghue Senior Vice President, Scientific Instruments	25,000
Sergio Piras Senior Vice President, Vacuum Technologies	12,750
A. W. Homan Senior Vice President, General Counsel and Secretary	16,000

These grants will be made subject to the terms of the form of Nonqualified Stock Option Agreement approved by the Committee at the same meeting (a form of which is attached to this Current Report on Form 8-K as Exhibit 10.3).

(7)	Approval of Amended and Restated Change in Control Agreements

On November 8, 2007, upon a recommendation of the Committee, the Company’s Board of Directors approved certain amendments to the Change in Control Agreements previously entered into with each of the Named Executive Officers. The amended and restated Change in Control Agreements (the “Agreements”) are attached to this Current Report on Form 8-K as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8, which Exhibits are incorporated herein by reference.

The amendments included in the Agreements are intended to change the severance payments to which Named Executive Officers may be entitled; to address treatment of performance shares and other equity awards that may be granted to Named Executive Officers; and to address certain potential tax consequences under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) of payments that might be made under the Agreements.

The key amendments made in the Agreements are as follows:

(a)	In the event of a specified termination of the Named Executive Officer’s employment following a “change in control” or prior to a “change in control” but on or after a “potential change in control date” (as such terms are defined in the Agreements):

(i)	The lump-sum payment required to be paid to the Named Executive Officer under Section 4(a)(i) of the Agreement will no longer include a multiple of the highest cash bonus paid in the previous three years for a multi-year performance period under the MIP;

(ii)	The Named Executive Officer will receive a lump sum payment equal to 100% of the “target” cash bonus for any multi-year performance period under the MIP that is not completed prior to the date of termination;

(iii)	The Named Executive Officer will receive a lump sum payment equal to any earned but unpaid bonus under the MIP for any single- and multi-year performance periods completed prior to the date of termination;

(iv)	The Named Executive Officer will vest in one hundred percent (100%) of the performance shares subject to any outstanding performance share awards (and if the “change in control” occurs during a performance period, the “performance shares subject to his or her performance share awards” shall be deemed to be 100% of the targeted number of performance shares as set forth in the applicable performance share award); and

(v)	With respect to any other outstanding equity award not already specifically addressed in the Agreements (i.e., other than nonqualified stock options, restricted stock and performance shares), the Named Executive Officer will immediately vest in and have the right to exercise such awards, all restrictions will lapse, and all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.

(b)	If the Named Executive Officer is a “specified employee” within the meaning of Section 409A at the time of his or her termination (other than due to death), then any severance payment or benefit due to the Named Executive Officer under the Agreement or otherwise will accrue for six months following his or her termination and will be paid in a lump sum payment on the date six months and one day after the termination (or, if earlier, the date of the Named Executive Officer’s death).

This description of the Agreements is fully qualified by reference to each of the Agreements as attached to this Current Report on Form 8-K as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8.

(8)	Approval of Amended and Restated Management Incentive Plan

On November 8, 2007, upon a recommendation of the Committee, the Company’s Board of Directors approved certain amendments to the Company’s Management Incentive Plan (the “MIP”). A copy of the amended and restated MIP is attached as Exhibit 10.9 to this Current Report on Form 8-K (which Exhibit is incorporated herein by reference).

The amendments to the MIP are primarily intended to address certain potential tax consequences under Section 409A and to reflect the treatment of MIP awards in connection with the recipient’s death that was previously approved by the Committee and disclosed on a Form 8-K filed on September 13, 2007 with the Securities and Exchange Commission. The Section 409A amendments include, for example, amendments requiring MIP awards to be paid within two and one-half months following the end of the applicable performance period.

This description of the MIP is fully qualified by reference to the MIP which is attached to this Current Report on Form 8-K as Exhibit 10.9.

(9)	Approval of Annual Cash Bonus Awards under the MIP for Fiscal Year 2007

On November 8, 2007, the Committee, which administers the MIP, approved the cash payouts under the MIP to the Named Executive Officer based on performance relative to the pre-determined performance measures and targets established by the Committee for the Company’s fiscal year 2007 annual performance period.

These performance measures included the Company and/or business segment Revenue, Return on Sales (“ROS”) and Operating Cash Flow as a percentage of Net Income (“Cash Flow”), with the weighting between Company and segment results and among those performance measures varying by Named Executive Officer. Revenue, ROS and Cash Flow was calculated as each is defined in the MIP, except that:

(a) Revenue was calculated excluding any impact of acquisitions or divestitures completed during the fiscal year;

(b) ROS was calculated excluding (i) any impact of curtailing or settling defined benefit pension plans, (ii) any impact of non-capitalized costs relating to contemplated or completed acquisitions, (iii) any impact of share-based compensation expense, (iv) any impact of acquisitions or divestitures completed during the fiscal year, (v) any impact of amortization of acquisition-related intangibles and inventory write-ups, (vi) any adverse impact of consolidating or relocating operations or support functions in order to reduce costs (including income taxes), (vii) any adverse impact of restructuring activities undertaken for the primary purpose of improving operating efficiencies (as opposed, for example, to a restructuring activity undertaken for the primary purpose of reducing costs in response to poor business performance), (viii) any impact of “shared liabilities” with Varian Medical Systems, Inc. and/or Varian Semiconductor Equipment Associates, Inc. under the amended and restated Distribution Agreement dated as of January 14, 1999, and (ix) any adverse impact of non-recurring costs to transition to internal magnet supply; and

(c) Cash Flow was calculated excluding (i) any cash impact of curtailing or settling defined benefit pension plans, (ii) any impact from implementing FAS 123(R), (iii) any adverse cash impact of acquisitions contemplated or completed during the fiscal year, (iv) any cash outlays and proceeds shared with Varian Medical Systems, Inc. and/or Varian Semiconductor Equipment Associates, Inc. under the Distribution (“spin-off”) Agreement, (v) any net cash proceeds from any divestiture, (vi) any adverse cash impact of consolidating or relocating operations or support functions in order to reduce costs (including income taxes), and (vii) any adverse cash impact of non-recurring costs to transition to internal magnet supply.

Except in the case of the Chief Executive Officer’s award, the Committee had the discretion to increase or decrease awards otherwise earned by the Named Executive Officers, based on the performance measures and targets, by as much as 25% based on the Committee’s determination after fiscal year 2007 of the extent to which those other Named Executive Officers met pre-determined objectives relating to improving the quality of the Company’s products and services; improving gross margins after other costs, including by improving teamwork within and between segments and implementing plans to reduce the Company’s high cost structure in the U.S.; establishing plans to reduce the Company’s taxes; and successfully completing the Sarbanes-Oxley Section 404 process at reduced costs.

Set forth below are the cash payouts under the MIP that were approved by the Committee:

Payout

Garry W. Rogerson President and Chief Executive Officer	$1,165,500
G. Edward McClammy Senior Vice President, Chief Financial Officer and Treasurer	$ 466,398
Martin O’Donoghue Senior Vice President, Scientific Instruments	$ 394,290
Sergio Piras Senior Vice President, Vacuum Technologies	€ 296,190
A. W. Homan Senior Vice President, General Counsel and Secretary	$ 399,977

(10)	Approval of Amended and Restated Supplemental Retirement Plan

On November 8, 2007, upon a recommendation of the Committee, the Company’s Board of Directors approved certain amendments to the Company’s Supplemental Retirement Plan (the “SRP”). A copy of the amended and restated SRP is attached as Exhibit 10.10 to this Current Report on Form 8-K (which Exhibit is incorporated herein by reference).

The amendments to the SRP are primarily intended to address certain potential tax consequences under Section 409A and to revise references to certain Internal Revenue Code limits subject to cost-of-living adjustments (e.g., Code Section 402(g) limit). The Section 409A amendments include, for example, amendments requiring (a) deferral elections under the Company’s Retirement Plan in connection with deferral elections under the SRP to be made and irrevocable by December 31 of the year preceding the year in which deferrals under the SRP will be made, and (b) distributions following a participant’s separation from service to be made within the Section 409A short-term deferral period subject to Section 409A’s six-month delay for specified employees.

This description of the SRP is fully qualified by reference to the SRP which is attached to this Current Report on Form 8-K as Exhibit 10.10.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Title or Description
10.1	Form of Performance Share Agreement between Varian, Inc. and Executive Officers (used beginning November 8, 2007).

10.2	Form of Restricted Stock Agreement between Varian, Inc. and Executive Officers (used beginning November 8, 2007).

10.3	Form of Nonqualified Stock Option Agreement between Varian, Inc. and Executive Officers (used beginning November 8, 2007).

10.4	Change in Control Agreement, as amended and restated as of November 8, 2007, between Varian, Inc. and Garry W. Rogerson.

10.5	Change in Control Agreement, as amended and restated as of November 8, 2007, between Varian, Inc. and G. Edward McClammy.

10.6	Change in Control Agreement, as amended and restated as of November 8, 2007, between Varian, Inc. and Martin O’Donoghue.

10.7	Change in Control Agreement, as amended and restated as of November 8, 2007, between Varian, Inc. and Sergio Piras.

10.8	Change in Control Agreement, as amended and restated as of November 8, 2007, between Varian, Inc. and Arthur W. Homan.

10.9	Varian, Inc. Management Incentive Plan, as amended and restated as of November 8, 2007.

10.10	Varian, Inc. Supplemental Retirement Plan, as amended and restated as of November 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC. (Registrant)

By	/s/ G. Edward McClammy
G. Edward McClammy
Senior Vice President, Chief Financial Officer and Treasurer

Date: November 13, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Form of Performance Share Agreement between Varian, Inc. and Executive Officers (used beginning November 8, 2007).

10.2	Form of Restricted Stock Agreement between Varian, Inc. and Executive Officers (used beginning November 8, 2007).

10.3	Form of Nonqualified Stock Option Agreement between Varian, Inc. and Executive Officers (used beginning November 8, 2007).

10.4	Change in Control Agreement, as amended and restated as of November 8, 2007, between Varian, Inc. and Garry W. Rogerson.

10.5	Change in Control Agreement, as amended and restated as of November 8, 2007, between Varian, Inc. and G. Edward McClammy.

10.6	Change in Control Agreement, as amended and restated as of November 8, 2007, between Varian, Inc. and Martin O’Donoghue.

10.7	Change in Control Agreement, as amended and restated as of November 8, 2007, between Varian, Inc. and Sergio Piras.

10.8	Change in Control Agreement, as amended and restated as of November 8, 2007, between Varian, Inc. and Arthur W. Homan.

10.9	Varian, Inc. Management Incentive Plan, as amended and restated as of November 8, 2007.

10.10	Varian, Inc. Supplemental Retirement Plan, as amended and restated as of November 8, 2007.